UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2009

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)    As previously reported on Form 8-K on September 18, 2009, the Board of Directors (the “Board”) of SRA International, Inc. (the “Company”) adopted resolutions approving an amendment to the Company’s Certificate of Incorporation to declassify the Board, provide for the annual election of directors to one-year terms, permit the removal of directors with or without cause by a majority of stockholders and make certain other changes in connection with the declassification of the Board, subject to stockholder approval. At the Company’s annual meeting of stockholders on October 28, 2009 (the “2009 Annual Meeting”), the Company’s stockholders approved the Company’s proposal to amend the Certificate of Incorporation. Immediately following such vote by the stockholders, the Company filed a Certificate of Amendment to the Certificate of Incorporation (the “Charter Amendment”) with the Delaware Secretary of State, and such Charter Amendment was effective as of October 28, 2009.

Pursuant to the Charter Amendment, the Company’s directors are to be elected annually. All of the current members of the Board were proposed for election at the 2009 Annual Meeting and all were elected to a one-year term. The description of the Charter Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Consistent with the Charter Amendment, effective October 28, 2009, the Board approved an amendment and restatement of the Company’s Amended and Restated By-Laws (the “By-Laws”), to reflect the declassification of the Board of Directors and the ability to remove directors with or without cause by a majority of stockholders. Additionally, the amended By-Laws include other technical changes to reflect recent changes to the General Corporation Law of the State of Delaware, including with respect to the determination of the record date for stockholder voting. The description of the amended provisions of the By-Laws set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, as filed with the Delaware Secretary of State on October 28, 2009

3.2	Amended and Restated By-Laws of SRA International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: November 3, 2009	/s/ MARK D. SCHULTZ
Mark D. Schultz
Senior Vice President & General Counsel

Exhibit Index

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, as filed with the Delaware Secretary of State on October 28, 2009

3.2	Amended and Restated By-Laws of SRA International, Inc.